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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Annual Report of CD&L, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Albert W. Van Ness, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Dated: April 14, 2004


                                                  /s/ Albert W. Van Ness, Jr.
                                                  ---------------------------
                                                  Albert W. Van Ness, Jr.
                                                  Chief Executive Officer



              This certification has been furnished solely pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002.